EXHIBIT 10.9


                              EMPLOYMENT AGREEMENT
                              --------------------

     THIS EMPLOYMENT AGREEMENT is entered into on this 29th day of July, between West Metro Financial Services, Inc. together with The First National Bank of
West  Metro  (in  organization),  a  proposed  national banking association (the
"COMPANY"),  and  Kathy  Hulsey  (the  "EXECUTIVE").

     WHEREAS, the parties hereto desire to enter into an agreement for Company's employment of Executive on the terms and conditions contained herein;

     THEREFORE, in consideration of the premises and the mutual covenants, benefits and conditions herein contained, the parties hereto agree as follows:

     1.     EMPLOYMENT.  The  Company  hereby  employs  Executive, and Executive
            ----------
hereby accepts employment, as Senior Vice President and Chief Financial Officer of the Company and in such capacity Executive will report to the President & CEO and will perform such customary managerial services and duties as the President may from time to time designate during the term hereof which are consistent with duties customarily required of senior officers of financial institutions. Executive will devote her full business time, attention and energies to the diligent performance of her duties as an employee of the Company. Executive will not, without the prior written consent of the Company, directly or indirectly, at any time during the term of her employment with the Company: (a) accept employment with or render services of a business, professional or commercial nature to any other business; (b) engage in any venture or activity that the Company may in good faith consider to be competitive with or adverse to the business of the Company, whether alone, as a partner, or as an officer, director, employee or shareholder or otherwise except for passive investments in publicly traded companies; or (c) engage in any venture or activity that the Company may in good faith consider to interfere with Executive's performance of her duties hereunder.

     2.     TERM.  Executive's  employment  is  for  an  initial  term ending on
            ----
December 31, 2006. When the initial term expires, this Agreement will be automatically renewed for successive one-year terms, unless sooner terminated in accordance with SECTION 4.

     3.     SALARY  AND  BENEFITS.  As  compensation for Executive's services to
            ---------------------
the Company during the term of this Agreement, the Company will pay the following compensation and benefits to Executive:

          3.1.     ANNUAL SALARY.  The Company will pay to Executive, during the
                   -------------
first year of this Agreement, an annual salary at the rate of $90,000 per year, payable (i) bi-weekly, (ii) in accordance with the customary payroll policy of the Company in effect at the time such payment is made, or (iii) as the Company and Executive may otherwise mutually agree. The annual salary of the Executive will be reviewed by the Board of Directors of the Company on an annual basis and will be annually increased in an amount not less than three percent (3%) of the Executive's then-current annual salary. The first annual review shall be December 31, 2002.


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          3.2.     VACATION  AND  OTHER BENEFITS.  Executive will be entitled to
                   -----------------------------
(a) vacation during each year of employment by the Company in accordance with the policies of the Company in effect from time to time, and (b) share in any employee benefits provided by the Company from time to time on the same basis as similarly situated employees of the Company, so long as the Company continues to provide or offer such benefits to such employees, and a car allowance package of $100 per month effective January 1, 2002.

          3.3.     INCENTIVE BONUS.  Subject to the Company meeting or exceeding
                   ---------------
the budget which shall be determined annually by the Board of Directors, Executive will be entitled to receive a cash bonus equal to 5% of Executive's annual salary. Executive shall be entitled to a $4,000 incentive bonus for the period ending December 31, 2001.

     4.     TERMINATION.
            -----------

          4.1.     TERMINATION  BY  EXECUTIVE.  (a)  Executive may terminate her
                   --------------------------
employment  hereunder  by Notice of Termination (as described in SECTION 6.1) if
(i) the Company materially breaches this Agreement and such breach is not cured within thirty (30) days after written notice of such breach is given by Executive to the Company, or (ii) if there is Good Reason. If Executive terminates her employment in accordance with clause (i) or (ii) of this SECTION 4.1(A), Executive will receive:

               (A) her then-current annual salary (subject to withholding of all applicable taxes) for a period of three (3) months from her date of termination, provided, however, if there is a Change in Control within such 3-month period, Executive will receive her then-current annual salary for a period of one
                    (1)  year  from  her  date  of  termination;  and

               (B) any incentive bonus amounts that Executive had previously earned from the Company for fiscal years that ended before the date of termination, but which may not have been declared or paid as of her date of termination. Executive will also receive a prorated bonus for any uncompleted fiscal year at the date of termination (using the assumption that the performance targets have been achieved), based upon the number of days that she was employed during such fiscal year.

               (b) If Executive terminates her employment other than pursuant to clauses (i) or (ii) of SECTION 4.1(A), the Company's obligations under this Agreement will cease as of the date of such termination. The Company agrees that if Executive terminates employment and is entitled to benefits under this
SECTION 4.1, Executive will not be required to mitigate damages by reducing the amount she is entitled to receive hereunder by earnings from subsequent employment.

          4.2.  BY COMPANY. (a) The Company may terminate Executive's employment
                ----------
under this Agreement at any time during the term of this Agreement by Notice of Termination


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
(as described in SECTION 6.1, provided that no such notice will be required in the event of death), (i) for Cause, (ii) if Executive becomes Disabled, or (iii) upon Executive's death.

               (b) If the Company terminates Executive's employment under this Agreement pursuant to clauses (i) through (iii) of SECTION 4.2(A), the Company's obligations under this Agreement will cease as of the date of employment termination; provided, however, that if Executive's employment terminates as a result of death or Disability, any unpaid salary payable under this Agreement and any benefits payable under any Company sponsored benefit plans upon Executive's death or Disability will be provided by the Company.

               (c) If the Company terminates Executive's employment because it fails to receive its charter or otherwise failed to open the Bank, the Company agrees to compensate Executive for a period of one year.

     5.     DEFINITIONS.  For  purpose  of  this  Agreement, the following terms
            -----------
have  the  meanings  specified  below:

          5.1.  "BOARD"  OR  "BOARD OF DIRECTORS." The Board of Directors of the
                 -------------------------------
Company.

          5.2.  "CAUSE."  (a)  the  commission  by Executive of an act of fraud,
                 -----
embezzlement, theft or proven dishonesty, or any other illegal act or practice (whether or not resulting in criminal prosecution or conviction);

               (b) any willful act or omission by Executive in the Company's judgment that may have a materially adverse effect on the Company or is in reckless disregard of the interests of the Company;

               (c) the gross neglect by Executive to perform her duties with the Company in accordance with the operating and personnel policies and procedures of the Company generally applicable to all employees of the Company (other than any failure or neglect caused by or resulting from Executive's incapacity due to physical or mental illness or injury) or willful insubordination to the Board of Directors in the conduct of her duties hereunder; or

               (d) the consistent failure by Executive to perform the duties and objectives specified for Executive from time to time by the Board of Directors of the Company consistent with Section 1 hereof.

          5.3.  "CHANGE IN CONTROL." A "Change in Control" means a change in the
                 -----------------
ownership or sale of the then-outstanding common stock of the Company by the shareholders thereof or the acquisition of the Company by another company or other entity or by shareholders thereof, (i) through a sale or other acquisition of all or substantially all of the Company's assets, (ii) through an acquisition of more than 50% of the then-outstanding common stock of the Company in a single transaction or in related transactions, whether or not any of such shareholders included in the more than 50% group were shareholders of the Company before to the Change of Control, or (iii) as a result of a merger, consolidation or other reorganization


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involving  the  Company,  after which such other company, association, entity or shareholders thereof own either directly or indirectly, more than 50% of the outstanding common stock or of the assets of the Company. This shall not be construed as a change in CEO.

          5.4.  "CODE."  The  Internal  Revenue  Code  of  1986,  as  amended.
                 ----

          5.5.  "DISABILITY"  OR "DISABLED." Executive's absence from her duties
                 -------------------------
on a full-time basis for 180 consecutive business days as a result of incapacity due to physical or mental illness or injury in accordance with the current personnel policies of the Company.

          5.6.  "GOOD  REASON."  A "Good Reason" for termination by Executive of
                 ------------
Executive's employment means the occurrence (without the Executive's express written consent), within the twenty-four (24) month period following the date of a Change in Control or during the period commencing on the first date on which a Threatened Change in Control becomes manifest and until it ends, of any one of the following acts by the Company, or failure by the Company to act, unless, in the case of any act or failure to act described in paragraph (i), (v), or (vi) below, such act or failure to act is corrected before the Date of Termination specified in the Notice of Termination given in respect thereof:

               (i) the assignment to Executive of any duties inconsistent with Executive's title and status as set forth this Agreement, or a substantial adverse alteration in the nature or status of Executive's responsibilities at the Company from those in effect immediately before the Change in Control or Threatened Change in Control (other than any such alteration primarily attributable to the fact that the Company may no longer be a public company);

               (ii) a reduction of the Executive's annual salary of more than 5%;

               (iii) the relocation of Company's principal executive offices to a location outside of Dallas, Georgia, or the Company's requiring Executive to be based anywhere other than the Company's principal executive offices, except for required travel on the Company's business to an extent substantially consistent with Executive's present business travel obligations;

               (iv) the failure by the Company, without Executive's consent, to pay to Executive any portion of Executive's then-current compensation (including annual salary and annual bonus);

               (v) the failure by the Company to continue in effect any compensation plan in which Executive participates immediately before the Change in Control or Threatened Change in Control, which is material to Executive's total compensation unless an equitable arrangement (embodied in an ongoing substitute or alternative plan) has been made with respect to such plan, or the failure by the Company to continue the Executive's participation in such plan (or in such substitute or alternative plan) on a basis not materially less favorable, both in terms of the amount of benefits provided and the level of Executive's participation relative to other participants, as existed at the time of the Change in Control or Threatened Change in Control;


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
               (vi) any purported termination of Executive's employment which is not effected pursuant to a Notice of Termination satisfying the requirements of
Section 6.1; for purposes of this Agreement, no such purported termination will be effective.

     The Executive's right to terminate her employment for Good Reason will not be affected by the Executive's incapacity due to physical or mental illness, except for a Disability as defined in Section 5.5. The Executive's continued employment will not constitute consent to, or a waiver of rights with respect to, any act or failure to act constituting Good Reason hereunder.

          5.7. "PERSON." Any individual, corporation, limited liability company,
                ------
Company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or other entity.

          5.8.  "THREATENED CHANGE IN CONTROL." Any pending tender offer for the
                 ----------------------------
Company's outstanding shares of common stock, or any pending bona fide offer to acquire the Company by merger or consolidation, or any other pending action or plan to effect a Change in Control of the Company.

     6.     TERMINATION  PROCEDURES.
            -----------------------

          6.1.  "NOTICE  OF TERMINATION." During the term of this Agreement, any
                 ----------------------
termination of Executive's employment (other than by reason of death) must be communicated by written Notice of Termination from one party to the other party in accordance with SECTION 4.1 or 4.2. For purposes of this Agreement, a "Notice of Termination" means a notice which indicates the specific termination provision in this Agreement relied upon and will set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of Executive's employment under the provision so indicated.

          6.2. "DATE OF TERMINATION." "Date of Termination," with respect to any
                -------------------
termination of Executive's employment during the term of this Agreement, will mean (i) if Executive's employment is terminated by her death, the date of her death, (ii) if Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that Executive will not have returned to the full-time performance of Executive's duties during such thirty
(30) day period), and (iii) if Executive's employment is terminated for any other reason, the date specified in the Notice of Termination (which, in the case of a termination by the Company, will not be less than thirty (30) days, except in the case of a termination for Cause and, in the case of a termination by the Executive under clauses (i) or (ii) of SECTION 4.1(A), will not be less than thirty (30) days from the date such Notice of Termination is given).

     7.     COVENANTS  OF  EXECUTIVE.  Executive  acknowledges  that  before and
            ------------------------
during the term of this Agreement, the Company has furnished and will furnish Confidential Information developed by the Company and of continuing value to the Company, which could be used by Executive on behalf of a competitor of the Company to its substantial detriment. Moreover, the parties recognize that during the course of her employment with the Company, Executive may develop important relationships with customers and others having valuable business relationships with the Company. In view of the foregoing, Executive acknowledges and agrees that the restrictive covenants


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
contained in this SECTION 7 are reasonably necessary to protect the Company's legitimate business interests and goodwill.

          7.1.     COVENANT  AGAINST  DISCLOSURE  OR  USE  OF  CONFIDENTIAL
                   --------------------------------------------------------
INFORMATION.   Executive agrees that she will not, except with the prior written
-----------
approval of the Company, disclose Confidential Information to any person or firm other than the Company, or use Confidential Information for personal financial gain within three (3) years of the expiration or termination of this Agreement for whatever cause, except that these restrictions will not apply to information that will become generally known through no fault of Executive, information that is disclosed to Executive by a third party that has legitimate and unrestricted possession thereof and the unrestricted right to make such disclosure, information that Executive can demonstrate was within her legitimate and unrestricted possession before her employment by the Company or its predecessor or other information not rising to the level of a trade secret after 2 years from expiration or termination of this Agreement. "Confidential Information" means all business records, trade secrets, know-how concerning marketing, customer lists or compilations, financial information, personnel data, information contained in any documents prepared by or for the Company and its Executives at the Company's expense or on the Company's time or otherwise in furtherance of the Company's business, and made available only to the Company and such of its authorized agents as may be necessary to further the Company's business, and other confidential information obtained by Executive in the course of her employment hereunder. Executive further agrees to return to the Company all of the above business records and any and all copies of the same in her control upon termination of employment with the Company for any reason whatsoever.

          7.2.  COVENANT  AGAINST POST-TERMINATION COMPETITION. Executive agrees
                ----------------------------------------------
if her employment hereunder is terminated for any reason she will not, directly or indirect-ly, individually or on behalf of any Person other than the Company, for a period of twelve (12) months after such termination:

          (a) own, control, manage or otherwise participate in the ownership, control or management of a business engaged in the provision of banking products and services including commercial and institutional lending and related services ("Banking Services") within any part of the Territory; except for passive investments in publicly traded companies;

          (b) solicit any Customers for the purpose of selling to them products or services competitive with the products or services sold by the Company at the time of such termination;

          (c) provide Banking Services for or on behalf of any Person (other than for or on behalf of the Company) which is engaged within the Territory in a business similar to the Business; or

          (d) solicit or induce, or in any manner attempt to solicit or induce, any person employed by the Company to leave such employment, whether or not such employment is pursuant to a written contract with the Company and whether or not such employment is at will.

          For  the  purpose  of this Section, "Customers" means all Persons that
(a) Executive serviced or solicited on behalf of the Company, (b) whose dealings with the Company were coordinated or supervised, in whole or in part, by Executive, or (c) about whom Executive obtained


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Confidential  Information,  in  each case during the one-year period immediately prior to any termination or expiration of Executive's employment with the Company. "Territory" means the Georgia counties of Paulding, Cobb, and Douglas if the Company conducts business in that market, which is the territory in which the Company conducts its business.

          7.3.     RETURN  OF COMPANY DOCUMENTS AND EQUIPMENT.  Upon termination
                   ------------------------------------------
or expiration of Executive's employment for any reason, or at any time upon the Company's request, Executive shall deliver to the Company: all (a) files, customer lists, price lists, management reports, memoranda, research, forms, financial data and reports, and other documents supplied to or created by her in connection with her employment hereunder (including all copies of the foregoing) in her possession or control; (b) computers, modems, diskettes, instruments, tools, devices, equipment, videos, tapes, drawings, papers, notes and other materials, and any copies thereof, in Executive's possession or control that relate in any way to the business or to Executive's employment with the Company; and (c) other property relating to the employment of Executive, including without limitation credit cards, telephone cards, office keys, desk keys, car keys and security passes.

          7.4.  SURVIVAL.  Executive's  obligations  under  this  SECTION 7 will
                --------
survive  any  expiration  or  termination  of  this  Agreement.

     8.     MISCELLANEOUS  PROVISIONS.
            -------------------------

          8.1  NOTICES. All notices, demands or other communications required or
               -------
permitted to be given hereunder shall be in writing and delivered in person or sent (a) by pre-paid, first class, certified or registered air mail, return receipt requested, (b) by a national express courier service or (c) by facsimile transmission to the intended recipient thereof, at its address or facsimile number below. Any such notice shall be deemed to have been duly given immediately if given by confirmed facsimile, or five (5) days after mailing, or the second business day after delivery to a national express courier service, and in proving the same it shall be sufficient to show that the envelope containing the notice was duly addressed, stamped and posted (or that the envelope was delivered to the national express courier service), or that receipt of a facsimile was confirmed by the recipient.


               To the Company:     J.  Michael  Womble
                                   President  &  CEO
                                   West Metro Financial Services, Inc.
                                   P.O.  Box  705
                                   Dallas,  Georgia  30132

               To  Executive:      Kathy  Hulsey
                                   502  Zion  Church  Road
                                   Dallas,  GA  30157

Either party may change the address to which notices, requests, demands and other communications shall be delivered or mailed by giving notice thereof to the other party in the same manner provided herein.


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          8.2  PROVISIONS  SEVERABLE.  If any provision or covenant, or any part
               ---------------------
thereof, of this Agreement is held by any court to be invalid, illegal or unenforceable, either in whole or in part, such invalidity, illegality or unenforceability will not affect the validity, legality or enforce-ability of the remaining provisions or covenants, or any part thereof, of this Agreement, all of which will remain in full force and effect. To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement will be replaced by a valid provision that will implement the commercial purpose of the illegal, invalid or unenforceable provision.

          8.3 REMEDIES. Executive acknowledges that if she breaches or threatens
              --------
to breach her covenants and agreements in this Agreement, her actions may cause irreparable harm and damage to the Company which could not be compensated in damages. Accordingly, if Executive breaches or threatens to breach this Agreement, the Company will be entitled to injunctive relief, in addition to any other rights or remedies of the Company.

          8.4  WAIVER.  No  failure  of  either  party to insist, in one or more
               ------
instances, on performance by the other in strict accordance with the terms and conditions of this Agreement will be deemed a waiver or relinquishment of any right granted in this Agreement or of the future performance of any such term or condition or of any other term or condition of this Agreement, unless such waiver is contained in a writing signed by the party making the waiver.

          8.5  AMENDMENTS  AND  MODIFICATIONS.  This Agreement may be amended or
               ------------------------------
modified  only  by  a  writing  signed  by  both  parties  hereto.

          8.6  GOVERNING LAW. The validity and effect of this Agreement shall be
               --------------
governed by and construed and enforced in accordance with the laws of the State of Georgia, without regard to its principles of conflicts of law.


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     IN  WITNESS  WHEREOF,  the  parties hereto have caused this Agreement to be duly  executed  under  seal  the  day  and  year  first-above  written.

                                      West  Metro  Financial  Services,  Inc.
                                      The First National Bank of West Metro (in
organization)



                                      By:   /s/  J.  Michael  Womble
                                         ---------------------------------------
(COMPANY  SEAL)                       Title:  J. Michael Womble, CEO




                                      EXECUTIVE



                                      /s/  Kathy  Hulsey
                                      ------------------------------------------
                                      Kathy  Hulsey


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